                                                                  EXHIBIT 99.1

                               [FORM OF PROXY]

                                  P R O X Y

                             IDT HOLDINGS, INC.
                  PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ________________

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of IDT Holdings, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Prospectus, each dated ____________, and hereby appoints Oscar Pieper and Yuri Khidekel, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of IDT Holdings, Inc. to be held at ________________________, at _______, local time on _____________, 1999, and at all adjournments or postponements thereof, and to vote shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side hereof.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS ON THE REVERSE SIDE HEREOF.


                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                    [X] Please mark votes
                                    as in this example

THE BOARD OF DIRECTORS RECOMMENDED A VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL:

     To approve and adopt the Agreement and Plan of Reorganization and Merger, dated November 14, 1998, as amended, by and among Identix Incorporated ("Identix"), IDT Holdings, Inc. ("IDT"), ID Acquisition Corp. and the transactions contemplated thereby.

            For          Against        Abstain
            [_]           [_]             [_]

OTHER BUSINESS:

     In their discretion, the proxy holders are hereby authorized to vote on such other business as may properly come before the Special Meeting, including, among other things, a motion to adjourn the Special Meeting to another time and/or place for, among other things, the purpose of soliciting additional proxies.

The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that all the proxies appointed hereby or either of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. The undersigned acknowledges receipt of the Notice of Special Meeting and Prospectus dated ________________, 199___.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

     DATED: _____________________________, 1998


     ________________________________________________________________
     Signature

     ________________________________________________________________
     Print or Type Name

     ________________________________________________________________
     Title and Company Name (If held by a corporation or other entity)

(Note: your signature should appear exactly as your name appears on the stockholder records of the Company. If signing as attorney, executor, administrator, trustee, or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer.)



                                      2